UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2009

PremierWest Bancorp
(Exact Name of Registrant as specified in its charter)

Oregon	000-50332	93 - 1282171
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

503 Airport Road, Medford, Oregon 97504
Address of Principal Executive Office

Registrant's telephone number including area code	541-618-6003

(Former name or former address, if changed since last report)
Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At a special meeting of shareholders of PremierWest Bancorp held on December 29, 2009, shareholders approved an amendment to PremierWest’s Articles of Incorporation increasing the number of authorized shares of common stock to 150,000,000 from 50,000,000. 24,766,928 shares of common stock of PremierWest were outstanding as of the record date for the special meeting and 20,766,928 shares were represented and voted at the meeting, either in person or by proxy. 19,811,955 shares were voted in favor of the amendment, 761,943 shares were voted against and 110,756 shares abstained.

The amendment became effective on December 30, 2009, with the filing of Articles of Amendment with the Secretary of State of the State of Oregon.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits
3.1 Articles of Amendment to Articles of Incorporation

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIERWEST BANCORP
(Registrant)

Date:	December 30, 2009	By:	/s/ Michael D. Fowler
Michael D. Fowler
Executive Vice President and
Chief Financial Officer